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                         VAN KAMPEN CORPORATE BOND FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MARCH 1, 2007 - AUGUST 31, 2007

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
                                                                      AMOUNT OF     % OF
                                            OFFERING       TOTAL        SHARES    OFFERING  % OF FUNDS
   SECURITY      PURCHASE/      SIZE OF     PRICE OF     AMOUNT OF    PURCHASED  PURCHASED     TOTAL                   PURCHASED
   PURCHASED    TRADE DATE     OFFERING      SHARES      OFFERING      BY FUND    BY FUND     ASSETS       BROKERS        FROM
--------------------------------------------------------------------------------------------------------------------------------
 Hospira Inc.    03/20/07   $1,425,000,000   $100.00  $  375,000,000  6,650,000     1.77%      0.82%       Morgan      Citigroup
   5.83 due                                                                                               Stanley,
  03/30/2010                                                                                              ABN AMRO
                                                                                                        Incorporated,
                                                                                                         Citigroup,
                                                                                                          Banc of
                                                                                                          America
                                                                                                         Securities
                                                                                                            LLC,
                                                                                                         Wachovia
                                                                                                          Capital
                                                                                                        Markets, LLC

    Capmark      05/03/07         --         $ 99.96  $1,200,000,000  4,545,000     0.38%      0.55%       Citi,       Citigroup
   Financial                                                                                              Credit
 Group 5.875%                                                                                             Suisse,
due 05/10/2012                                                                                            Goldman,
                                                                                                          Sachs &
                                                                                                            Co.,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                        Securities,
                                                                                                         JPMorgan,
                                                                                                            RBS
                                                                                                         Greenwich
                                                                                                          Capital,
                                                                                                           Daiwa
                                                                                                         Securities
                                                                                                            SMBC
                                                                                                          Europe,
                                                                                                         Mitsubishi
                                                                                                            UFJ
                                                                                                         Securities,
                                                                                                          Wachovia
                                                                                                        Securities,
                                                                                                         WestLB AG,
                                                                                                          Banc of
                                                                                                          America
                                                                                                         Securities
                                                                                                            LLC,
                                                                                                          Natixis,
                                                                                                         RBC Capital
                                                                                                          Markets,
                                                                                                           Scotia
                                                                                                          Capital,
                                                                                                           Lehman
                                                                                                          Brothers,
                                                                                                           Morgan
                                                                                                           Stanley,
                                                                                                           Shinsei
                                                                                                        International
                                                                                                           Limited

    Capmark      05/03/07         --         $ 99.84  $  500,000,000  1,840,000     0.37%      0.23%        Citi,        Credit
   Financial                                                                                                Credit       Suisse
  Group 6.30%                                                                                              Suisse,
due 05/10/2017                                                                                             Goldman,
                                                                                                           Sachs &
                                                                                                             Co.,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                         Securities,
                                                                                                          JPMorgan,
                                                                                                             RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                            Daiwa
                                                                                                          Securities
                                                                                                             SMBC
                                                                                                           Europe,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                          WestLB AG,
                                                                                                           Banc of
                                                                                                           America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Natixis,
                                                                                                         RBC Capital
                                                                                                           Markets,
                                                                                                            Scotia
                                                                                                           Capital,
                                                                                                            Lehman
                                                                                                          Brothers,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Shinsei
                                                                                                        International
                                                                                                           Limited

  GS Mortgage     6/21/07         --         $ 99.25  $3,661,032,000  4,700,000    0.128%      0.57%        RBS         Goldman
  Securities                                                                                              Greenwich      Sachs
 Corp II 2007                                                                                              Capital,
  5.9933% due                                                                                              Goldman,
   08/10/20                                                                                                Sachs &
                                                                                                          Co., Bear,
                                                                                                          Stearns &
                                                                                                          Co. Inc.,
                                                                                                           Merrill
                                                                                                           Lynch &
                                                                                                         Co., Morgan
                                                                                                         Stanley and
                                                                                                          Wachovia
                                                                                                         Securities

  Commercial       8/6/07         --         $ 98.68  $1,454,915,000  6,300,000    0.433%      0.75%      Deutsche     Deutsche
 Mortgage Pass                                                                                              Bank         Bank
 Throu 6.0103%                                                                                           Securities,
due 12/10/2049                                                                                            Capmark
                                                                                                         Securities,
                                                                                                           KeyBan
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                         Citigroup,
                                                                                                          Morgan
                                                                                                          Stanley
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